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                                                                   EXHIBIT 10.21

     EXTENSION AGREEMENT, dated as of December 20, 2002 (this "Agreement"), among GREY GLOBAL GROUP INC., a Delaware corporation (the "Company"), the Foreign Subsidiary Borrowers from time to time parties to the Credit Agreement (as defined below), the several banks and other financial institutions or entities which execute this Agreement (the "Extending Lenders"), HSBC BANK USA, as documentation agent (in such capacity, the "Documentation Agent"), FLEET NATIONAL BANK, as syndication agent (in such capacity, the "Syndication Agent"), and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administration Agent").

                              W I T N E S S E T H:

     WHEREAS, the Company, the Extending Lenders, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to the Credit Agreement dated as of December 21, 2001 (as amended, the "Credit Agreement"); and

     WHEREAS, the Company has requested that the Termination Date be extended for a period of 364 days as set forth herein;

     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     SECTION 2. Extension of Termination Date. Pursuant to Section 2.15 of the Credit Agreement, the Company hereby requests that the Lenders extend the Termination Date by a period of 364 days. Each Lender which executes this Agreement hereby agrees to such extension in accordance with Section 2.15 of the Credit Agreement.

     SECTION 3. Conditions to Effectiveness of this Agreement. This Agreement shall become effective as of December 20, 2002 if, prior to such date, the following conditions precedent have been satisfied:

          (a) the Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by each of the Company, the Administrative Agent and the Required Lenders; and

          (b) no Default or Event of Default shall have occurred and be continuing.

     SECTION 4. Payment of Expenses. The Company agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Agreement, any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     SECTION 5.  Miscellaneous.

     (a) Loan Documents. This Agreement and each Increase Agreement executed in connection with the Credit Agreement shall be considered Loan Documents for purposes of the Credit Agreement.

     (b) Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force in effect.

     (c) Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Administrative Agent.

     (d) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability
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without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     (e) Integration. This Agreement and the other Loan Documents represent the agreement of the Loan Parties and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lenders relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

     (F) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                          GREY GLOBAL GROUP INC.

                                          By: /s/ STEVEN G. FELSHER
                                            ------------------------------------
                                            Name: Steven G. Felsher
                                            Title:  Vice Chairman, Chief
                                                    Financial
                                                Officer -- Worldwide, Secretary
                                                    and
                                                Treasurer

                                          By: /s/ LESTER M. FEINTUCK
                                            ------------------------------------
                                            Name: Lester M. Feintuck
                                            Title:  Vice President and Chief
                                                Financial Officer -- US
                                                    Controller

                                          JPMORGAN CHASE BANK, as Administrative
                                          Agent and as a Lender

                                          By: /s/ REBECCA VOGEL
                                            ------------------------------------
                                            Name: Rebecca Vogel
                                            Title:  Vice President

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                                          FLEET NATIONAL BANK, as Syndication
                                          Agent
                                          and as a Lender

                                          By: /s/ THOMAS J. LEVY
                                            ------------------------------------
                                            Name: Thomas J. Levy
                                            Title:  Senior Vice President

                                          HSBC BANK USA, as Documentation Agent
                                          and
                                          as a Lender

                                          By: /s/ JOHAN SORENSSON
                                            ------------------------------------
                                            Name: Johan Sorensson
                                            Title:  First Vice President

                                          NORTH FORK BANK, as a Lender

                                          By: /s/ THOMAS MCGANN
                                            ------------------------------------
                                            Name: Thomas McGann
                                            Title:  Senior Vice President

                                          THE BANK OF NEW YORK, as a Lender

                                          By: /s/ BRIAN A. STERN
                                            ------------------------------------
                                            Name: Brian A. Stern
                                            Title:  Vice President

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